                                                                      Exhibit 21

SUBSIDIARIES OF HOUSEHOLD INTERNATIONAL, INC.
---------------------------------------------

As of December 31, 1998, the following subsidiaries were directly or indirectly owned by the Registrant. Certain subsidiaries which in the aggregate do not constitute significant subsidiaries may be omitted.

                                                             %
                                                             Voting
                                                             Stock
                                               Organized     Owned
                                               Under         By
Names of Subsidiaries                          Laws of:      Parent
---------------------                          ---------     ------
Hamilton Investments, Inc.                     Delaware      100%
 Craig-Hallum Corporation                      Delaware      100%
Household Bank, f.s.b.                         U.S.          100%
 Beneficial Retail Services, Inc.              Delaware      100%
 Beneficial Service Corporation                Delaware      100%
 Beneficial Service Corporation of Delaware    Delaware      100%
 HHTS, Inc.                                    Illinois      100%
 Household Bank (SB), N.A.                     U.S.          100%
  Household Affinity Funding Corporation       Delaware      100%
 Household Service Corporation of
   Illinois, Inc.                              Illinois      100%
  Household Insurance Services, Inc.           Illinois      100%
 Housekey Financial Corporation                Illinois      100%
  Household Mortgage Services, Inc.            Delaware      100%
Household Capital Corporation                  Delaware      100%
Household Commercial Canada Inc.               Canada        100%
Household Finance Corporation                  Delaware      100%
 Beneficial Corporation                        Delaware      100%
  Beneficial Credit Corp.                      Delaware      100%
  Guaranty and Indemnity Insurance Company     Delaware      100%
  Bencharge Credit Service Holding Company     Delaware      100%
   Beneficial Credit Services Northeast,
     Inc.                                      Delaware      100%
   Bencharge Credit Service of America,
     Inc.                                      Delaware      100%
   Beneficial Credit Services of
     Connecticut Inc.                          Delaware      100%
   Beneficial Credit Services of
     Mississippi Inc.                          Delaware      100%
   Beneficial Credit Services of
     South Carolina Inc.                       Delaware      100%
   Beneficial Credit Services Inc.             Delaware      100%
  Beneficial Arizona Inc.                      Delaware      100%

                                                                %
                                                                Voting
                                                                Stock
                                               Organized        Owned
                                               Under            By
Names of Subsidiaries                          Laws of:         Parent
---------------------                          ---------        ------
  Beneficial California Inc.                   Delaware         100%
  Beneficial Colorado Inc.                     Delaware         100%
  Beneficial Commercial Holding Corporation    Delaware         100%
   Beneficial Commercial Corporation           Delaware         100%
    Beneficial Finance Leasing Corporation     Delaware         100%
    Beneficial Leasing Group, Inc.             Delaware         100%
     Neil Corporation                          Delaware         100%
     Silliman Corporation                      Delaware         100%
  Beneficial Connecticut Inc.                  Delaware         100%
  Beneficial Consumer Discount Company         Pennsylvania     100%
  Beneficial Delaware Inc.                     Delaware         100%
  Beneficial Discount Co. of Virginia          Delaware         100%
  Beneficial Finance Co. of West Virginia      Delaware         100%
  Beneficial Finance Limited                   England          100%
  Beneficial Finance Services, Inc.            Kansas           100%
  Beneficial Florida Inc.                      Delaware         100%
   Beneficial Mortgage Co. of Florida          Delaware         100%
  Beneficial Georgia Inc.                      Delaware         100%
  Beneficial Hawaii Inc.                       Delaware         100%
  Beneficial Idaho Inc.                        Delaware         100%
  Beneficial Illinois Inc.                     Delaware         100%
  Beneficial Income Tax Service
    Holding Co., Inc.                          Delaware         100%
   Household Tax Masters Inc.                  Delaware         100%
  Beneficial Indiana Inc.                      Delaware         100%
  Beneficial Investment Co.                    Delaware         100%
   Beneficial Credit Services of New
     York, Inc.                                Delaware         100%
   Beneficial New York Inc.                    New York         100%
   Beneficial Homeowner Service Corporation    Delaware         100%
  Beneficial Iowa Inc.                         Iowa             100%
  Beneficial Kansas Inc.                       Kansas           100%
  Beneficial Kentucky Inc.                     Delaware         100%
  Beneficial Land Company, Inc.                New Jersey       100%
  Beneficial Loan & Thrift Co.                 Minnesota        100%
  Beneficial Louisiana Inc.                    Delaware         100%
  Beneficial Maine Inc.                        Delaware         100%
  Beneficial Management Corporation            Delaware         100%
   Beneficial Management Institute, Inc.       New York         100%
  Beneficial Management Corporation
    of America                                 Delaware         100%

                                                               %
                                                               Voting
                                                               Stock
                                                Organized      Owned
                                                Under          By
Names of Subsidiaries                           Laws of:       Parent
---------------------                           --------       ------
   Beneficial Franchise Company Inc.            Delaware       100%
    Beneficial Business Credit Corp.            Delaware       100%
    Beneficial Mark Holding Inc.                Delaware       100%
   Beneficial Trademark Co.                     Delaware       100%
  Beneficial Management Headquarters, Inc.      New Jersey     100%
   Beneficial Facilities Corporation            New Jersey     100%
  Beneficial Maryland Inc.                      Delaware       100%
  Beneficial Massachusetts Inc.                 Delaware       100%
  Beneficial Michigan Inc.                      Delaware       100%
  Beneficial Mississippi Inc.                   Delaware       100%
  Beneficial Missouri, Inc.                     Delaware       100%
  Beneficial Montana Inc.                       Delaware       100%
  Beneficial Mortgage Holding Company           Delaware       100%
   Beneficial Excess Servicing Inc.             Delaware       100%
   Beneficial Home Mortgage Loan Corp.          Delaware       100%
   Beneficial Mortgage Co. of Arizona           Delaware       100%
   Beneficial Mortgage Co. of Colorado          Delaware       100%
   Beneficial Mortgage Co. of Connecticut       Delaware       100%
   Beneficial Mortgage Co. of Georgia           Delaware       100%
   Beneficial Mortgage Co. of Idaho             Delaware       100%
   Beneficial Mortgage Co. of Indiana           Delaware       100%
   Beneficial Mortgage Co. of Kansas, Inc.      Delaware       100%
   Beneficial Mortgage Co. of Louisiana         Delaware       100%
   Beneficial Mortgage Co. of Maryland          Delaware       100%
   Beneficial Mortgage Co. of Massachusetts     Delaware       100%
   Beneficial Mortgage Co. of Mississippi       Delaware       100%
   Beneficial Mortgage Co. of Missouri, Inc.    Delaware       100%
   Beneficial Mortgage Co. of Nevada            Delaware       100%
   Beneficial Mortgage Co. of New Hampshire     Delaware       100%
   Beneficial Mortgage Co. of North Carolina    Delaware       100%
   Beneficial Mortgage Co. of Oklahoma          Delaware       100%
   Beneficial Mortgage Co. of Rhode Island      Delaware       100%
   Beneficial Mortgage Co. of South Carolina    Delaware       100%
   Beneficial Mortgage Co. of Texas             Delaware       100%
   Beneficial Mortgage Co. of Utah              Delaware       100%
   Beneficial Mortgage Co. of Virginia          Delaware       100%
  Beneficial National Bank USA                  Delaware       100%
   Beneficial Service Corporation of
     New Jersey                                 Delaware       100%
  Beneficial Nebraska Inc.                      Nebraska       100%
  Beneficial Nevada Inc.                        Delaware       100%

                                                                  %
                                                                  Voting
                                                                  Stock
                                                Organized         Owned
                                                Under             By
Names of Subsidiaries                           Laws of:          Parent
---------------------                           ---------         ------
  Beneficial New Hampshire Inc.                 Delaware          100%
  Beneficial New Jersey Inc.                    Delaware          100%
  Beneficial New Mexico Inc.                    Delaware          100%
  Beneficial North Carolina Inc.                Delaware          100%
  Beneficial Oklahoma Inc.                      Delaware          100%
  Beneficial Oregon Inc.                        Delaware          100%
  Beneficial Real Estate Company, Inc.          New Jersey        100%
  Beneficial Rhode Island Inc.                  Delaware          100%
  Beneficial South Carolina Inc.                Delaware          100%
  Beneficial South Dakota Inc.                  Delaware          100%
  Beneficial Systems Development Corporation    Delaware          100%
  Beneficial Technology Corporation             Delaware          100%
  Beneficial Tennessee Inc.                     Tennessee         100%
  Beneficial Texas Inc.                         Texas             100%
  Beneficial Utah Inc.                          Delaware          100%
  Beneficial Vermont Inc.                       Delaware          100%
  Beneficial Virginia Inc.                      Delaware          100%
  Beneficial Washington Inc.                    Delaware          100%
  Beneficial West Virginia, Inc.                West Virginia     100%
  Beneficial Wisconsin Inc.                     Delaware          100%
  Beneficial Wyoming Inc.                       Wyoming           100%
  Benevest Group Inc.                           Delaware          100%
   Benevest Service Company                     Delaware          100%
   Benevest Services, Inc.                      Washington        100%
   Benevest Escrow Company                      Delaware          100%
  BMC Holding Company                           Delaware          100%
   Beneficial Mortgage Corporation              Delaware          100%
    Beneficial Mortgage Services, Inc.          Delaware          100%
  Bon Secour Properties Inc.                    Alabama           100%
  Capital Financial Services Inc.               Nevada            100%
  Corporate Security Engineering
    Services, Inc.                              New Jersey        100%
  Harbour Island Inc.                           Florida           100%
   Harbour Island Venture One, Inc.             Florida           100%
   Harbour Island Venture Three, Inc.           Florida           100%
   Harbour Island Venture Four, Inc.            Florida           100%
   Tampa Island Transit Company, Inc.           Florida           100%
  Personal Mortgage Holding Company             Delaware          100%
   Personal Mortgage Corporation                Delaware          100%
  Southern Trust Company                        Delaware          100%
  Southwest Beneficial Finance, Inc.            Illinois          100%

                                                                            %
                                                                            Voting
                                                                            Stock
                                                         Organized          Owned
                                                         Under              By
Names of Subsidiaries                                    Laws of:           Parent
---------------------                                    ---------          ------
  Wasco Properties, Inc.                                 Delaware           100%
   Beneficial Real Estate Joint
     Venture, Inc.                                       Delaware           100%
  Beneficial Insurance Group Holding Company             Delaware           100%
   BFC Agency, Inc.                                      Delaware           100%
    BFC Insurance Agency of Nevada                       Nevada             100%
   Beneficial Direct, Inc.                               New Jersey         100%
   Beneficial Insurance Group, Inc.                      Delaware           100%
   Service Administrators, Inc. (USA)                    Colorado           100%
   Service General Insurance Company                     Ohio               100%
    Beneficial Ohio Inc.                                 Delaware           100%
    Service Management Corporation                       Ohio               100%
     B.I.G. Insurance Agency, Inc.                       Ohio               100%
   The Central National Life Insurance
     Company of Omaha                                    Delaware           100%
    First Central National Life Insurance
     Company of New York                                 New York           100%
   Wesco Insurance Company                               Delaware           100%
    Southwest Texas General Agency, Inc.                 Texas              100%
   Alabama Properties                                    Delaware           100%
 HFC Auto Credit Corp.                                   Delaware           100%
 HFC Card Funding Corporation                            Delaware           100%
 HFC Funding Corporation                                 Delaware           100%
 HFC Revolving Corporation                               Delaware           100%
 HFS Funding Corporation                                 Delaware           100%
 Household Acquisition Corporation                       Delaware           100%
  HFTA Corporation                                       Delaware           100%
   Pacific Agency, Inc.                                  Nevada             100%
   First Credit Corporation                              Delaware           100%
   HFTA Consumer Discount Company                        Pennsylvania       100%
   HFTA First Financial Corporation                      California         100%
   HFTA Second Corporation                               Alabama            100%
   HFTA Third Corporation                                Delaware           100%
   HFTA Fourth Corporation                               Minnesota          100%
   HFTA Fifth Corporation                                Nevada             100%
   HFTA Sixth Corporation                                Nevada             100%
   HFTA Seventh Corporation                              New Jersey         100%
   HFTA Eighth Corporation                               Ohio               100%
   HFTA Ninth Corporation                                West Virginia      100%
   HFTA Tenth Corporation                                Washington         100%
   Household Finance Corporation of Hawaii               Hawaii             100%
   Household Realty Corporation (1997)
    Limited                                              B.C.               100%

                                                              %
                                                              Voting
                                                              Stock
                                               Organized      Owned
                                               Under          By
Names of Subsidiaries                          Laws of:       Parent
---------------------                          --------       ------
   Pacific Finance Loans                       California     100%
 Household Automotive Finance Corporation      Delaware       100%
  ACC Funding Corp.                            Delaware       100%
  ACC Receivables Corp.                        Delaware       100%
  Household Automotive Credit Corporation      Delaware       100%
  OFL-A Receivables Corp.                      Delaware       100%
 Household Auto Receivables Corporation        Nevada         100%
 Household Bank (Nevada), N.A.                 U.S.           100%
  Household Card Funding Corporation           Delaware       100%
  Household Receivables Funding Corporation    Nevada         100%
  Household Receivables Funding                Delaware       100%
    Corporation II
  Household Receivables Funding, Inc.          Delaware       100%
 Household Capital Markets, Inc.               Delaware       100%
 Household Card Services, Inc.                 Nevada         100%
 Household Consumer Loan Corporation           Nevada         100%
 Household Corporation                         Delaware       100%
 Household Credit Services, Inc.               Delaware       100%
 Household Credit Services of Mexico, Inc.     Delaware       100%
 Household Financial Services, Inc.            Delaware       100%
 Household Group, Inc.                         Delaware       100%
  AHLIC Investment Holdings Corporation        Delaware       100%
  Arcadia Insurance Administrators, Inc.       Delaware       100%
  Cal-Pacific Services, Inc.                   California     100%
  HFS Investments, Inc.                        Nevada         100%
   JV Mortgage Capital, Inc.                   Delaware        50%
    JV Mortgage Capital, L.P.                  Delaware       50.5%
     JV Mortgage Capital Consumer Discount
       Company                                 Pennsylvania   100%
  Household Insurance Agency, Inc.             Michigan       100%
  Household Insurance Agency, Inc.             Nevada         100%
  Household Insurance Company                  Michigan       100%
  Household Life Insurance Co. of Arizona      Arizona        100%
  Household Life Insurance Company             Michigan       100%
  Household Business Services, Inc.            Delaware       100%
   Financial Network Alliance, L.L.P.          Illinois        50%
    FNA Consumer Discount Company              Pennsylvania   100%
  Household Commercial Financial               Delaware       100%
   Services, Inc.
   The Generra Company                         Delaware       100%

                                                               %
                                                               Voting
                                                               Stock
                                                Organized      Owned
                                                Under          By
Names of Subsidiaries                           Laws of:       Parent
---------------------                           ---------      ------
   Business Realty Inc.                         Delaware       100%
    Business Lakeview, Inc.                     Delaware       100%
   Capital Graphics, Inc.                       Delaware       100%
   CPI Enterprises, Inc.                        Delaware       100%
   HCFS Business Equipment Corporation          Delaware       100%
   HFC Commercial Realty, Inc.                  Delaware       100%
    G.C. Center, Inc.                           Delaware       100%
    Com Realty, Inc.                            Delaware       100%
     Lighthouse Property Corporation            Delaware       100%
    Household OPEB I, Inc.                      Illinois       100%
    Steward's Glenn Corporation                 Delaware       100%
   HFC Leasing, Inc.                            Delaware       100%
    First HFC Leasing Corporation               Delaware       100%
    Second HFC Leasing Corporation              Delaware       100%
    Valley Properties Corporation               Tennessee      100%
    Fifth HFC Leasing Corporation               Delaware       100%
    Sixth HFC Leasing Corporation               Delaware       100%
    Seventh HFC Leasing Corporation             Delaware       100%
    Eighth HFC Leasing Corporation              Delaware       100%
    Tenth HFC Leasing Corporation               Delaware       100%
    Eleventh HFC Leasing Corporation            Delaware       100%
    Thirteenth HFC Leasing Corporation          Delaware       100%
    Fourteenth HFC Leasing Corporation          Delaware       100%
    Seventeenth HFC Leasing Corporation         Delaware       100%
    Nineteenth HFC Leasing Corporation          Delaware       100%
    Twenty-second HFC Leasing Corporation       Delaware       100%
    Twenty-sixth HFC Leasing Corporation        Delaware       100%
    Beaver Valley, Inc.                         Delaware       100%
    Hull 752 Corporation                        Delaware       100%
    Hull 753 Corporation                        Delaware       100%
    Third HFC Leasing Corporation               Delaware       100%
     Macray Corporation                         California     100%
    Fourth HFC Leasing Corporation              Delaware       100%
     Pargen Corporation                         California     100%
    Fifteenth HFC Leasing Corporation           Delaware       100%
     Hull Fifty Corporation                     Delaware       100%
   HFC Retail Credit Services, Inc.             Delaware       100%
   Household Capital
    Investment Corporation                      Delaware       100%
    B&K Corporation                             Michigan        94%
   Household Commercial of California, Inc.     California     100%

                                                                 %
                                                                 Voting
                                                                 Stock
                                               Organized         Owned
                                               Under             By
Names of Subsidiaries                          Laws of:          Parent
---------------------                          ---------         ------
   OLC, Inc.                                   Rhode Island      100%
    OPI, Inc.                                  Virginia          100%
  Household Finance Consumer Discount
    Company                                    Pennsylvania      100%
   Overseas Leasing Two FSC, Ltd.              Bermuda            99%
  Household Finance Corporation II             Delaware          100%
  Household Finance Corporation of Alabama     Alabama           100%
  Household Finance Corporation of
    California                                 Delaware          100%
  Household Finance Corporation of Nevada      Delaware          100%
   Household Finance Realty Corporation of
     New York                                  Delaware          100%
  Household Finance Corporation of
    West Virginia                              West Virginia     100%
Household Finance Industrial Loan Company      Washington        100%
  Household Finance Industrial Loan Company
    of Iowa                                    Iowa              100%
  Household Finance Realty Corporation of
    Nevada                                     Delaware          100%
   Household Finance Corporation III           Delaware          100%
    Amstelveen FSC, Ltd.                       Bermuda            99%
    HFC Agency of Connecticut, Inc.            Connecticut       100%
    HFC Agency of Michigan, Inc.               Michigan          100%
    HFC Agency of Missouri, Inc.               Missouri          100%
    Night Watch FSC, Ltd.                      Bermuda            99%
    Household Realty Corporation               Delaware          100%
     Overseas Leasing One FSC, Ltd.            Bermuda           100%
    Overseas Leasing Four FSC, Ltd.            Bermuda            99%
    Overseas Leasing Five FSC, Ltd.            Bermuda            99%
   Household Retail Services, Inc.             Delaware          100%
    HRSI Funding, Inc.                         Nevada            100%
  Household Financial Center Inc.              Tennessee         100%
  Household Industrial Finance Company         Minnesota         100%
  Household Industrial Loan Co. of Kentucky    Kentucky          100%
  Household Recovery Services Corporation      Delaware          100%
  Household Relocation Management, Inc.        Illinois          100%
  Mortgage One Corporation                     Delaware          100%
  Mortgage Two Corporation                     Delaware          100%
  Sixty-First HFC Leasing Corporation          Delaware          100%
 Household Pooling Corporation                 Nevada            100%
 Household Receivables Acquisition Company     Delaware          100%
 Household REIT Corporation                    Nevada            100%
Household Financial Group, Ltd.                Delaware          100%

                                                                    %
                                                                    Voting
                                                                    Stock
                                                    Organized       Owned
                                                    Under           By
Names of Subsidiaries                               Laws of:        Parent
---------------------                               ---------       ------
Household Global Funding, Inc.                      Delaware        100%
 Beneficial Premium Services Limited                England         100%
 BFK Verwaltungsgesellschaft mbH                    Germany         100%
 Beneficial Bank plc                                England         99.9%
  Beneficial Financial Services Limited             England         100%
  Beneficial Financing Limited                      England         100%
  Beneficial Leasing Limited                        England         100%
  Beneficial Trust Investments Limited              England         100%
  Beneficial Trust (Guernsey) Limited               England         100%
  Beneficial Trust (Jersey) Limited                 England         100%
  Beneficial Trust Nominees Limited                 England         100%
  Endeavour Personal Financial Limited              England         100%
  Security Trust Limited                            England         100%
  Sterling Credit Limited                           England         100%
  Sterling Credit Management Limited                England         100%
  The Loan Corporation Limited                      England         100%
 Extracard Corp.                                    Delaware        100%
 Household Ireland Holdings, Inc.                   Delaware        100%
 Household International (U.K.) Limited             England         100%
  D.L.R.S. Limited                                  Cheshire        100%
  HFC Bank plc                                      England         100%
   Hamilton Financial Planning Services
     Limited                                        England         100%
   Hamilton Insurance Company Limited               England         100%
   Hamilton Life Assurance Co. Limited              England         100%
   HFC Pension Plan Limited                         England         100%
   Household Funding Limited                        England         100%
   Household Investments Limited                    England/Wales   100%
   Household Leasing Limited                        England         100%
   Household Management Corporation Limited         England/Wales   100%
  Household Overseas Limited                        England         100%
   Household International Netherlands B.V.         Netherlands     100%
 Household Financial Corporation Limited            Ontario         100%
  Household Finance Corporation of Canada           Canada          100%
  Household Realty Corporation Limited              Ontario         100%
  Household Trust Company                           Canada          100%
  Merchant Retail Services Limited                  Ontario         100%
Household Reinsurance Ltd.                          Bermuda         100%